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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported)  April 30, 2001


                             COMMUNITY BANKS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                 Pennsylvania                   23-2251762
            --------------------------------     ---------------------
             (State or other jurisdiction of        (I.R.S. Employer
             incorporation or organization)       Identification No.)

                           -------------------------
                                  (Commission
                                 file number)


150 Market Street, Millersburg, Pennsylvania               17061
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          (Address of Principal Executive Offices)      (zip code)



                             EDDIE L. DUNKLEBARGER
                               President and CEO
                             COMMUNITY BANKS, INC.
                               150 Market Street
                       Millersburg, Pennsylvania  17061
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                        (Address of executive offices)



                                (717) 692-4781
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         (Telephone number, including area code, of agent for service)
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ITEM 5.     OTHER EVENTS

         On April 30, 2001, The Peoples State Bank, a subsidiary of Community Banks, Inc. signed an agreement to purchase all of the stock of the Sentinel Agency, Inc., a Pennsylvania corporation engaged in the title insurance agency business. Consummation of the purchase is contingent upon regulatory approval and the completion of due diligence, among other conditions.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Community Banks, Inc.
                                    ---------------------
                                         (Registrant)


     Date: April 30, 2001
          _______________
                                   /s/ Eddie L. Dunklebarger
                                   ___________________________________________
                                    Eddie L. Dunklebarger, President and CEO


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